1 *　For identification purpose only Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy securities in the United States or in any other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. Neither this announcement nor any copy hereof may be taken into or distributed in the United States. The securities referred to herein have not been and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration. No public offer of securities is to be made by the Company in the United States. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Code: 5983) ISSUE OF SENIOR NOTES AND DISCLOSURE PURSUANT TO RULE 13.18 OF THE LISTING RULES Reference is made to the announcement of the Company dated 11 September 2017 in relation to the proposed issuance of senior notes and the tender offer of the WML 2021 Notes. The Company is pleased to announce that on 13 September 2017 (New York time), the Company entered into the Purchase Agreement with Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers, and the Initial Purchasers in connection with the issue of US$600 million 4.875% senior notes due 2024 and US$750 million 5.500% senior notes due 2027. The net proceeds from the offering of the Notes will be approximately US$1,339.0 million after deducting the discounts and commissions of the Initial Purchasers and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering, together with other sources of funds available to the Company and/or cash on hand, as applicable, to repurchase and redeem in full the WML 2021 Notes. The Company proposes to seek a listing of the Notes on the Stock Exchange and has received an eligibility letter from the Stock Exchange for the listing of the Notes. Admission of the Notes to the Stock Exchange and quotation of any Notes on the Stock Exchange is not to be taken as an indication of the merits of the Company or the Notes. Exhibit 99.1

2 Although none of the Company’s controlling shareholders (as defined in the Listing Rules), including WRL, are parties to the Purchase Agreement or the Indentures, each of the Indentures will contain a change of control provision that would, if triggered, give rise to a right in favor of the holders of the Notes to require the Company to repurchase the Notes. Certain circumstances that will constitute a change of control are described in this announcement. The disclosure relating to the right in favor of the holders of the Notes to require the Company to repurchase the Notes is made pursuant to Rule 13.18 of the Listing Rules. As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied and the Purchase Agreement may be terminated upon the occurrence of certain events, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company. The Company conducted an offering of the Notes to Professional Investors on 13 September 2017. Deutsche Bank AG, Singapore Branch, has been appointed as the Sole Global Coordinator and Left Lead Bookrunner, BNP Paribas Securities Corp., BOCI Asia Limited, DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and United Overseas Bank Limited have been appointed as Joint Bookrunners and Banco Nacional Ultramarino, S.A., Bank of Communications Co., Ltd. Macau Branch and J.P. Morgan Securities LLC have been appointed as Co-Managers. The Company is pleased to announce that on 13 September 2017, the Company entered into the Purchase Agreement with Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers, and the Initial Purchasers in connection with the Notes Issue. THE PURCHASE AGREEMENT Date : 13 September 2017 (New York time) Parties : (1) the Company; (2) Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers; and (3) the Initial Purchasers. The Notes have not been and will not be registered under the Securities Act, and may be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, outside the United States to non-U.S. persons (as defined in Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act and professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO), and in accordance with any other applicable laws. None of the Notes will be offered to the public in Hong Kong and none of the Notes will be placed to any Connected Person of the Company.

3 Principal terms of the Notes Issuer : the Company Aggregate principal : US$600 million for the 2024 Notes 　amount US$750 million for the 2027 Notes Offering price : 100% of the principal amount of the Notes Issue date : 20 September 2017 Interest rate : 4.875% per annum with respect to the 2024 Notes and 5.500% per annum with respect to the 2027 Notes, in each case payable semi- annually in arrears on 1 April and 1 October of each year. Interest will accrue from 20 September 2017 Maturity date : 1 October 2024 for the 2024 Notes 1 October 2027 for the 2027 Notes First interest payment : 1 April 2018 　due date Ranking of the Notes The Notes will be general unsecured obligations of the Company and will (1) rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness, (2) rank senior to all of the Company’s future subordinated indebtedness, if any, (3) be effectively subordinated to all of the Company’s future secured indebtedness to the extent of the value of the assets securing such debt, and (4) be structurally subordinated to all existing and future obligations of the Company’s subsidiaries, including the Wynn Macau Credit Facilities and the WMLF Revolving Credit Facility. As of 30 June 2017, we had secured long-term debt of HK$19,515.9 million (US$2,500.3 million) under the Wynn Macau Credit Facilities and the WMLF Revolving Credit Facility, and we may incur additional secured and/or unsecured indebtedness and other obligations in the future. Events of default The events of default under the Notes include, among others: (1) default for 30 days in the payment when due of interest on the Notes; (2) default in the payment when due (at maturity, upon redemption, repurchase or otherwise) of the principal of, or premium, if any, on the Notes;

4 (3) failure by the Company to comply with: a. any payment obligations relating to the repurchase by the Company of the Notes at the option of the holders of the Notes upon certain change of control events or special put option events as described in the relevant Indenture; b. the covenants relating to merger, consolidation or sale of assets; (4) failure by the Company for 60 days after receipt of written notice from the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other obligations in the relevant Indenture not identified in clauses (1), (2) or (3) above; (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its subsidiaries (or the payment of which is guaranteed by the Company or any of its subsidiaries), whether such indebtedness or guarantee existed on the date of the relevant Indenture, or is created after the date of the relevant Indenture, if that default results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates US$50.0 million (or the equivalent thereof) or more, if such acceleration is not annulled within 30 days after written notice as provided in the relevant Indenture; (6) failure by the Company or any Significant Subsidiary to pay final non-appealable judgments rendered against the Company or any Significant Subsidiary aggregating in excess of US$50.0 million (or the equivalent thereof), which judgments are not paid, bonded, discharged or stayed for a period of 60 days; or (7) certain events of bankruptcy or insolvency described in the relevant Indenture. In the case of an event of default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all the Notes to be due and payable immediately. Covenants The Notes and the Indentures will limit the Company’s ability and the ability of certain subsidiaries of the Company to, among other things: (1) effect a consolidation or merger; and (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its or any of its substantial subsidiaries properties or assets (but for the avoidance of doubt, a pledge of an asset or property shall not be considered as a sale, assignment, transfer, conveyance or disposal of such asset or property).

5 Redemption Optional Redemption At its option, the Company may redeem the 2024 Notes, in whole or in part, at any time or from time to time prior to 1 October 2020 at a redemption price equal to the greater of (1) 100% of the principal amount of the 2024 Notes to be redeemed and (2) a “make-whole” amount as determined by an independent investment banker in accordance with the terms of the 2024 Indenture, plus in either case accrued and unpaid interest to, but not including, the redemption date. Prior to 1 October 2020, the Company may redeem up to 35% of the aggregate principal amount of the 2024 Notes with the net cash proceeds from certain equity offerings. On or after 1 October 2020, the Company may redeem the 2024 Notes, in whole or in part, at a premium declining ratably to zero, plus accrued and unpaid interest to, but not including, the redemption date. At its option, the Company may redeem the 2027 Notes, in whole or in part, at any time or from time to time prior to 1 October 2022 at a redemption price equal to the greater of (3) 100% of the principal amount of the 2027 Notes to be redeemed and (4) a “make-whole” amount as determined by an independent investment banker in accordance with the terms of the 2027 Indenture, plus in either case accrued and unpaid interest to, but not including, the redemption date. Prior to 1 October 2020, the Company may redeem up to 35% of the aggregate principal amount of the 2027 Notes with the net cash proceeds from certain equity offerings. On or after 1 October 2022, the Company may redeem the 2027 Notes, in whole or in part, at a premium declining ratably to zero, plus accrued and unpaid interest to, but not including, the redemption date. Gaming Redemption Subject to certain conditions, if any Gaming Authority requires a holder or beneficial owner of the Notes to be licensed, qualified or found suitable under any applicable Gaming Law and the holder or beneficial owner fails to apply or become licensed or qualified within the required time period or is found to be unsuitable by any Gaming Authority, the Company will have the right to require the holder or beneficial owner to dispose of its Notes or redeem the Notes at a redemption price equal to the price required by applicable law or by order of any Gaming Authority or the lesser of the principal amount of the Notes and the price that the holder or beneficial owner paid for the Notes, in either case, together with accrued and unpaid interest on the Notes.

6 Redemption for Tax Reasons Subject to certain exceptions, the Company may redeem the Notes upon 10–60 days of notice, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption, if the Company would become obligated to pay certain additional amounts as a result of certain changes in specified tax laws or certain other circumstances. The right in favor of the holders of the Notes to require the Company to repurchase the Notes Although none of the Company’s controlling shareholders (as defined in the Listing Rules), including WRL, are parties to the Purchase Agreement or the Indentures, each of the Indenture will contain a change of control provision that would, if triggered, give rise to a right in favor of the holders of the Notes to require the Company to repurchase the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, up to but excluding the date of repurchase. The circumstances that will constitute a change of control include: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the United States Securities Exchange Act of 1934) other than to Mr. Stephen A. Wynn or any of his related parties, as described in the relevant Indenture; (2) the adoption of a plan relating to the liquidation or dissolution of the Company or any successor thereto; (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined in clause (1) above), other than Mr. Stephen A. Wynn and any of his related parties becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding voting stock of WRL, measured by voting power rather than number of equity interests; (4) the first day on which a majority of the members of the board of directors of the Company are not directors who were on the board at the date of the relevant Indenture, or directors who were nominated, elected, or appointed by a majority of the directors who were on the board at the date of the relevant Indenture; (5) the first day on which the Company ceases to own, directly or indirectly, at least 60% of the outstanding equity interests of (and at least a 60% economic interest in) WRM; or (6) the 30th day following the date on which the Company ceases to be entitled to use the “WYNN” trademark.

7 Special Put Option Upon the occurrence of (1) any event after which none of the Company or any subsidiary of the Company has such licenses, concessions, subconcessions or other permits or authorizations as are necessary for the Company and its subsidiaries to own or manage casino or gaming areas or operate casino games of fortune and chance in Macau in substantially the same manner and scope as the Company and its subsidiaries are entitled to at the date on which the Notes are issued, for a period of ten consecutive days or more, and such event has a material adverse effect on the financial condition, business, properties, or results of operations of the Company and its subsidiaries, taken as a whole; or (2) the termination, rescission, revocation or modification of any such licenses, concessions, subconcessions or other permits or authorizations which has had a material adverse effect on the financial condition, business, properties, or results of operations of the Company and its subsidiaries, taken as a whole, each holder of the Notes will have the right to require the Company to repurchase all or any part of such holder’s Notes at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, up to but excluding the date of repurchase. Reasons for the Notes Issue The Board believes that the Notes Issue represents a timely opportunity for the Company to refinance the Group’s existing indebtedness at competitive rates and to potentially extend the maturity date of the indebtedness represented by the Notes beyond that of the WML 2021 Notes. The Board also believes that the Notes Issue will further strengthen the liquidity position of the Group and will further extend the profile of the Group and improve its ability to access the international debt capital markets to support the growth of the Group in the future. Proposed use of proceeds The Company estimates that the net proceeds from the offering of the Notes will be approximately US$1,339.0 million after deducting the discounts and commissions of the Initial Purchasers and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering, together with other sources of funds available to the Company and/or cash on hand, as applicable, to repurchase and redeem in full the WML 2021 Notes. Listing The Company proposes to seek a listing of the Notes on the Stock Exchange and has received an eligibility letter from the Stock Exchange for the listing of the Notes. Admission of the Notes to the Stock Exchange and quotation of any Notes on the Stock Exchange is not to be taken as an indication of the merits of the Company or the Notes. GENERAL The disclosure relating to the right in favor of the holders of the Notes to require the Company to repurchase the Notes is made pursuant to Rule 13.18 of the Listing Rules. In accordance with the requirements pursuant to Rule 13.21 of the Listing Rules, we will include appropriate disclosure in subsequent interim and annual reports for so long as the above-described right in favor of the holders of the Notes continues to exist under the Indentures.

8 As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied and the Purchase Agreement may be terminated upon the occurrence of certain events, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company. ABOUT THE COMPANY The Company, through WRM, is a developer, owner and operator of destination casino resorts in Macau. WRM holds one of the six concessions or subconcessions authorizing it to own and operate casinos in Macau, and currently owns and operates two integrated casino resorts, “Wynn Macau” and “Wynn Palace”. DEFINITIONS In this announcement, unless otherwise indicated in the context, the following expressions have the meanings set out below: “2024 Indenture” : the agreement between the Company and the Trustee, that specifies the terms of the 2024 Notes including the interest rate of the 2024 Notes and maturity date “2024 Notes” : the US$600 million 4.875% senior notes due 2024 “2027 Indenture” : the agreement between the Company and the Trustee, that specifies the terms of the 2027 Notes including the interest rate of the 2027 Notes and maturity date “2027 Notes” : the US$750 million 5.500% senior notes due 2027 “Board” : board of directors of the Company “Company” : Wynn Macau, Limited, a company incorporated in the Cayman Islands on 4 September 2009 as an exempted company with limited liability “Connected Person” : has the meaning ascribed to it under the Listing Rules

9 “Gaming Authority” : any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any national or foreign government, any state, province or city or other political subdivision or otherwise, whether on the date of the relevant Indenture or thereafter in existence, including the Government of the Macau Special Administrative Region and any other applicable gaming regulatory authority or agency, in each case, with authority to regulate the sale or distribution of liquor or any gaming operation (or proposed gaming operation) owned, managed or operated by the Company or any of their respective affiliates, including WRM “Gaming Law” : the gaming laws, rules, regulations or ordinances of any jurisdiction or jurisdictions to which WRL, the Company or any of their respective affiliates, including WRM, is, or may be, at any time subject “Group” or “we” : the Company and its subsidiaries, or any of them, and the businesses carried on by such subsidiaries “HK$” : Hong Kong dollars, the lawful currency of Hong Kong “Hong Kong” : the Hong Kong Special Administrative Region of the People’s Republic of China “Indentures” : the 2024 Indenture and the 2027 Indenture “Initial Purchasers” : Deutsche Bank AG, Singapore Branch, BNP Paribas Securities Corp., BOCI Asia Limited, DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., United Overseas Bank Limited, Banco Nacional Ultramarino, S.A., Bank of Communications Co., Ltd. Macau Branch and J.P. Morgan Securities LLC “Listing Rules” : the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time “Macau” : the Macau Special Administrative Region of the People’s Republic of China “Notes Issue” : the issue of the Notes by the Company “Notes” : the 2024 Notes and the 2027 Notes

10 “Professional Investors” : (1) qualified institutional buyers within the meaning of Rule 144A under the Securities Act, (2) non-U.S. persons outside the United States as defined under Regulation S under the Securities Act, (3) for persons in Hong Kong, professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO) and/or (4) for persons outside Hong Kong, a person to whom securities may be sold in accordance with a relevant exemption from public offer regulations in that jurisdiction “Purchase Agreement” : the agreement dated 13 September 2017 entered into between the Initial Purchasers and the Company in relation to the issuance of the Notes “Securities Act” : the United States Securities Act of 1933, as amended from time to time “SFO” : the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) “Significant Subsidiary” : any subsidiary that (1) contributed at least 10% of the Group’s total consolidated income from continuing operations before income taxes and extraordinary items for the most recently ended fiscal year of the Company or (2) owns at least 10% of the total assets of the Group as of the last day of the most recently ended fiscal year of the Company “Sole Global Coordinator 　and Left Lead 　Bookrunner” : Deutsche Bank AG, Singapore Branch “Stock Exchange” : The Stock Exchange of Hong Kong Limited “Trustee” : Deutsche Bank Trust Company Americas “United States” : the United States of America “US$” : United States dollars, the lawful currency of the United States

11 “WML 2021 Notes” : the US$600 million (approximately HK$4.7 billion) 5.25% senior notes due 2021 issued by the Company in October 2013 and the additional US$750 million (approximately HK$5.9 billion) 5.25% senior notes due 2021 issued by the Company on 20 March 2014 (Debt Stock Code: 5983), which were consolidated to form one single series of notes “WMLF Revolving 　Credit Facility” : the HK$1.5 billion (approximately US$198.4 million) revolving credit facility extended to WML Finance I Limited (a limited liability company incorporated under the laws of the Cayman Islands and an indirect wholly-owned subsidiary of the Company) on 18 July 2016, the principal amount of which was subsequently increased to HK$3.9 billion (approximately US$495.9 million) on 25 October 2016 “WRM” : Wynn Resorts (Macau) S.A. “Wynn Macau Credit 　Facilities” : together, the HK$18.0 billion (equivalent) fully-funded senior term loan facilities and the HK$5.8 billion (equivalent) senior revolving credit facilities extended to WRM on 30 September 2015 “WRL” : Wynn Resorts, Limited, a company incorporated under the laws of the State of Nevada, United States and the Company’s controlling shareholder (as defined in the Listing Rules) By Order of the Board Wynn Macau, Limited Stephen A. Wynn Chairman Hong Kong, 14 September 2017 As at the date of this announcement, the Board comprises Stephen A. Wynn, Ian Michael Coughlan and Linda Chen (as Executive Directors); Matthew O. Maddox and Kim Sinatra (as Non-Executive Directors); Allan Zeman, Nicholas Sallnow-Smith, Bruce Rockowitz and Jeffrey Kin-fung Lam (as Independent Non-Executive Directors).